                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 16, 1999
                                                       ----------------------


                          Citadel Broadcasting Company
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             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)



                 333-36771                            86-0703641
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         (Commission File Number)        (IRS Employer Identification No.)


          City Center West, Suite 400
         7201 West Lake Mead Boulevard
             Las Vegas, Nevada                           89128
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   (Address of Principal Executive Offices)            (Zip Code)



                                 (702) 804-5200
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              (Registrant's Telephone Number, Including Area Code)



                              140 South Ash Avenue
                              Tempe, Arizona 85281
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

                  On December 16, 1998, Citadel Broadcasting Company (the "Company" or "Citadel Broadcasting") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K/A, which contained pro forma financial information of the Company and its subsidiary. Such pro forma information was also filed by the Company as part of a Registration Statement on Form S-4. Since such date the Company has entered into various agreements to acquire and to sell radio stations in various markets and it has completed other transactions. The Company has filed with the SEC a final pre-effective amendment to the Registration Statement, which includes updated pro forma financial information of the Company and its subsidiary as of the effective time of the Registration Statement on February 16, 1999. This report is filed to publicly disseminate such updated information. The pro forma financial information of the Company and its subsidiary set forth below in Item 7 is incorporated herein by reference. The Company undertakes no obligation to update this information.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements. No Financial Statements are included herein pursuant to Item 7(a).

(b) Pro Forma Financial Information. The following pro forma financial information of Citadel Broadcasting Company and Subsidiary is included herein pursuant to Item 7(b):

                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998

                  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997

                  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997

                  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998

                  Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(c) The following exhibits are filed as part of this report pursuant to Item 7(c):


10.1 Thirteenth Amendment to Loan Instruments dated as of January 4, 1999 among Citadel Broadcasting Company, Citadel License, Inc., Citadel Communications Corporation, FINOVA Capital Corporation and the Lenders party thereto (incorporated by reference to Exhibit 10.32 to Citadel Broadcasting Company's Amendment No. 1 to Registration Statement No.
                  333-69009 on Form S-4)

10.2 Fourteenth Amendment to Loan Instruments dated as of February 9, 1999 among Citadel Broadcasting Company, Citadel License, Inc., Citadel Communications Corporation, FINOVA Capital Corporation and the Lenders party thereto (incorporated by reference to Exhibit 10.33 to Citadel Broadcasting Company's Amendment No. 3 to Registration Statement No.
                  333-69009 on Form S-4)

                         PRO FORMA FINANCIAL INFORMATION

         The following unaudited condensed consolidated financial statements reflect the results of operations and balance sheet of Citadel Broadcasting Company and its subsidiary (the "Company" or "Citadel Broadcasting") after giving effect to:

         (1) the following transactions, which are collectively referred to in this report as the completed transactions:

         o all radio station acquisitions and dispositions completed after January 1, 1997,

         o the July 1997 offering of $101.0 million principal amount of Citadel Broadcasting Company's 10-1/4% Senior Subordinated Notes due 2007, the July 1997 offering of 1.0 million shares of Citadel Broadcasting Company's 13-1/4% Exchangeable Preferred Stock and the use of the net proceeds from such offerings,

         o the repayment of outstanding borrowings under the Company's credit facility with the proceeds from the July 1998 initial public offering of Citadel Communications Corporation, the company that owns all of the outstanding common stock of Citadel Broadcasting Company,

         o the November 1998 offering of $115.0 million principal amount of Citadel Broadcasting Company's 9-1/4% Senior Subordinated Notes due 2008 and the use of the net proceeds from such offering,

         (2) the pending acquisitions by the Company of radio stations and related assets in Baton Rouge and Lafayette, Louisiana, Harrisburg/Carlisle, Pennsylvania, Charleston, South Carolina, Binghamton, New York and Muncie and Kokomo, Indiana, which are collectively referred to in this report as the pending acquisitions, and

         (3) the pending disposition of radio stations and related assets in Eugene and Medford, Oregon, Tri-Cities, Washington, Billings, Montana and State College and Johnstown, Pennsylvania, which is referred to in this report as the pending disposition.

The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of the Company and the financial statements of those entities acquired, or from which assets were acquired, in connection with the completed transactions, and should be read in conjunction with the financial statements and notes thereto of (A) the Company, which are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998; (B) (i) Tele-Media

Broadcasting Company and its Partnership Interests, (ii) Deschutes River Broadcasting, Inc., (iii) Snider Corporation, (iv) Snider Broadcasting Corporation and Subsidiary and CDB Broadcasting Corporation, (v) Maranatha Broadcasting Company, Inc.'s, Radio Broadcasting Division, (vi) Pacific Northwest Broadcasting Corporation and Affiliates, and (vii) the Wicks Radio Group (a division of the Wicks Broadcasting Group Limited Partnership), which are included in the Company's Registration Statement on Form S-4 (File No. 333-69009).

         In the opinion of management, all adjustments necessary to fairly present this pro forma financial information have been made. For pro forma purposes, the Company's consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1997 and 1998 have been adjusted to give effect to the completed transactions, the pending acquisitions and the pending disposition as if each occurred on January 1, 1997. The interest rate applied to borrowings under, and repayments of, the Company's credit facility in the pro forma consolidated statements of operations was 8.4375%, which represents the interest rate in effect under the credit facility as of January 1, 1997. For pro forma purposes, the Company's consolidated balance sheet as of September 30, 1998 has been adjusted to give effect to the following transactions as if each had occurred on September 30, 1998:

         o the October 1998 sale of four FM radio stations and one AM radio station in Quincy, Illinois,

         o the November 1998 purchase of one AM radio station and sale of one AM radio station in Little Rock, Arkansas,

         o the February 1999 acquisition of five FM radio stations and one AM radio station in Saginaw/Bay City, Michigan,

         o the November 1998 offering of $115.0 million of Citadel Broadcasting Company's 9-1/4% Senior Subordinated Notes due 2008 and the use of net proceeds from such offering,

         o    the pending acquisitions, and

         o    the pending disposition.

         The unaudited pro forma information is presented for illustrative purposes only and is not indicative of the operating results or financial position that would have occurred if the completed transactions, the pending acquisitions and the pending disposition had been consummated on the dates indicated, nor is it indicative of future operating results or financial position if the aforementioned transactions are completed. The Company cannot predict whether consummation of the pending acquisitions and the pending disposition will conform to the assumptions used in the preparation of the unaudited pro forma condensed consolidated financial statements.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                             (DOLLARS IN THOUSANDS)

                                                                         CITADEL       ADJUSTMENTS FOR
                                                                      BROADCASTING         PENDING
                                       ACTUAL      ADJUSTMENTS FOR   AS ADJUSTED FOR    ACQUISITIONS      PRO FORMA
                                      CITADEL         COMPLETED         COMPLETED        AND PENDING       CITADEL
                                    BROADCASTING    TRANSACTIONS      TRANSACTIONS       DISPOSITION     BROADCASTING
                                    ------------   ---------------   ---------------   ---------------   ------------
Net revenue.......................    $ 98,821         $4,882           $103,703           $ 7,252         $110,955
Station operating expenses........      69,412          1,928             71,340             1,938           73,278
Depreciation and amortization.....      20,005          2,417             22,422             5,581           28,003
Corporate general and
  administrative..................       3,351             --              3,351               469            3,820
                                      --------         ------           --------           -------         --------
  Operating expenses..............      92,768          4,345             97,113             7,988          105,101
                                      --------         ------           --------           -------         --------
Operating income (loss)...........       6,053            537              6,590              (736)           5,854
Interest expense..................      13,590            805             14,395             4,525           18,920
Other (income) expense, net.......         (94)            --                (94)               --              (94)
                                      --------         ------           --------           -------         --------
Income (loss) before income
  taxes...........................      (7,443)          (268)            (7,711)           (5,261)         (12,972)
Income taxes (benefit)............      (1,163)            --             (1,163)             (347)          (1,510)
Dividend requirement for
  exchangeable preferred stock....     (10,822)            --            (10,822)               --          (10,822)
                                      --------         ------           --------           -------         --------
Income (loss) from continuing
  operations applicable to common
  shares..........................    $(17,102)        $ (268)          $(17,370)          $(4,914)        $(22,284)
                                      ========         ======           ========           =======         ========

     In reviewing the information contained in the table above, you should note the following:

     (1) ADJUSTMENTS FOR COMPLETED TRANSACTIONS. The data in the Adjustments for Completed Transactions column represent the net effect of the following transactions as if each had taken place on January 1, 1997:

      --  the disposition of WEST-AM in Allentown/Bethlehem,

      -- the acquisitions of WEMR-AM, WEMR-FM, WCTP-FM, WCTD-FM and WCDL-AM in Wilkes-Barre/Scranton,

      -- the acquisitions of KQFC-FM, KKGL-FM, KBOI-AM, KIZN-FM and KZMG-FM in Boise,

      --  the disposition of WQCY-FM, WMOS-FM, WBJR-FM and WTAD-AM in Quincy,

      --  the acquisition of KAAY-AM and the disposition of KRNN-AM in Little
          Rock,

      -- the acquisition of WKQZ-FM, WMJK-FM, WMJA-FM, WIOG-FM, WGER-FM and WSGW-AM in Saginaw/Bay City,

      -- the repayment of outstanding borrowings under Citadel Broadcasting's credit facility with the proceeds from Citadel Communications' initial public offering, and

      -- the completion of the offering of the 9-1/4% notes and the use of the net proceeds from the that offering.

     The data in this column does not reflect radio station acquisitions completed in 1997 or the 1997 offerings of the 10-1/4% notes and the exchangeable preferred stock and the use of the net proceeds from these offerings. Depreciation and amortization for the acquisitions are based upon preliminary allocations of the purchase price to property and equipment and intangible assets which will be amortized over periods of 1-25 years. Actual depreciation and amortization may differ depending on the final allocation of the purchase price. However, management does not believe these differences will be material.

     Prior to the acquisition dates, Citadel Broadcasting operated many of the acquired stations under a joint sales agreement or a local marketing agreement. It received fees for such services. The information in the Adjustments for Completed Transactions column includes net revenue and station operating expenses for stations operated under joint sales agreements to reflect ownership of the stations as of January 1, 1997. Net revenue and station expenses for stations operated under local marketing agreements are included in Citadel Broadcasting's historical consolidated financial statements. For those stations operated under joint sales agreements or local marketing agreements and subsequently acquired, associated fees and redundant expenses were eliminated and estimated occupancy costs were included to adjust the results of operations to reflect ownership of the stations as of January 1, 1997.

     The table below provides a breakdown of the components in the Adjustments for Completed Transactions column. As you review this table, you should note the following:

      --  Dollars in the table are shown in thousands,

      -- The data in the Other Transactions column represent the net effect of each of the radio station acquisitions and dispositions listed above,

      -- The data in the Repayment of Credit Facility column represent the repayment of outstanding borrowings under Citadel Broadcasting's credit facility with the proceeds from Citadel Communications' initial public offering, and

      -- The data in the Offering of 9-1/4% Notes column reflect the recording of the net increase in interest expense and the amortization of deferred financing costs of $4.0 million related to the notes.


                                        OTHER           REPAYMENT OF        OFFERING OF       COMPLETED
                                    TRANSACTIONS       CREDIT FACILITY      9-1/4% NOTES     TRANSACTIONS
                                   ---------------   -------------------   --------------   --------------
Net revenue......................      $ 4,882             $    --            $    --           $4,882
Station operating expenses.......        1,928                  --                 --            1,928
Depreciation and amortization....        2,417                  --                 --            2,417
                                       -------             -------            -------           ------
  Operating expenses.............        4,345                  --                 --            4,345
                                       -------             -------            -------           ------
Operating income.................          537                  --                 --              537
Interest expense.................        2,660              (4,487)             2,632              805
                                       -------             -------            -------           ------
Income before income taxes.......       (2,123)              4,487             (2,632)            (268)
                                       -------             -------            -------           ------
Income from continuing
  operations.....................      $(2,123)            $ 4,487            $(2,632)          $ (268)
                                       =======             =======            =======           ======

     (2) ADJUSTMENTS FOR PENDING ACQUISITIONS AND PENDING DISPOSITION. The data in the Adjustments for Pending Acquisitions and Pending Disposition column represent the net effect of the following transactions as if each had taken place on January 1, 1997:

      -- the acquisition of KQXL-FM, WXOK-AM, WEMX-FM, WKJN-FM, WIBR-AM in Baton Rouge and KFXZ-FM, KRRQ-FM, KNEK-AM and KNEK-FM in Lafayette,

      --  the acquisition of WHYL-AM and WHYL-FM in Harrisburg/Carlisle,

      -- the acquisition of WSSX-FM, WWWZ-FM, WMGL-FM, WSUY-FM, WNKT-FM, WTMA-AM, WTMZ-AM and WXTC-AM in Charleston, WHWK-FM, WYOS-FM,

          WAAL-FM, WNBF-AM and WKOP-AM in Binghamton, WMDH-FM and WMDH-AM in Muncie and WWKI-FM in Kokomo, and

      -- the disposition of KKTT-FM, KEHK-FM and KUGN-AM in Eugene, KAKT-FM, KBOY-FM, KCMX-FM, KTMT-FM, KCMX-AM and KTMT-AM in Medford, KEYW-FM, KORD-FM, KXRX-FM, KTHK-FM and KFLD-AM in Tri-Cities, KCTR-FM, KKBR-FM, KBBB-FM, KMHK-FM and KBUL-AM in Billings, WQKK-FM and WGLU-FM in Johnstown and WQWK-FM, WNCL-FM, WRSC-AM and WBLF-AM in State College.

     Depreciation and amortization for the acquisitions are based upon preliminary allocations of the purchase price to property and equipment and intangible assets which will be amortized over periods of 1-25 years. Actual depreciation and amortization may differ depending on the final allocation of the purchase price. However, management does not believe these differences will be material.

     The table below provides a breakdown of the components in the Adjustments for Pending Acquisitions and Pending Disposition column. As you review this table, you should note the following:

      --  Dollars in the table are shown in thousands, and

      -- The data in the Adjustments column include the elimination of $153,000 of expenses to reflect lower fees, as a percentage of national advertising sales, paid by Citadel Broadcasting to a national representative for national advertising and the elimination of $132,000 of station management expenses, and additional corporate overhead of $600,000 to reflect increase in costs to administer the additional stations.

                                                           CHARLESTON/
                                                           BINGHAMTON/                                      PENDING
                              BATON ROUGE/                   MUNCIE/                                     ACQUISITIONS
                               LAFAYETTE      CARLISLE       KOKOMO        PENDING                        AND PENDING
                              ACQUISITION    ACQUISITION   ACQUISITION   DISPOSITION     ADJUSTMENTS      DISPOSITION
                              ------------   -----------   -----------   -----------   ---------------   -------------
  Net revenue...............    $ 4,947         $ 636        $12,950      $(11,281)         $  --           $ 7,252
  Station operating
    expenses................      3,447           414          8,669       (10,307)          (285)            1,938
  Depreciation and
    amortization............      2,380           223          4,025        (1,047)            --             5,581
  Corporate general and
    administrative..........         --            --             --          (131)           600               469
                                -------         -----        -------      --------          -----           -------
    Operating expenses......      5,827           637         12,694       (11,485)           315             7,988
  Operating income (loss)...       (880)           (1)           256           204           (315)             (736)
  Interest expense..........      2,088           285          3,797        (1,645)            --             4,525
                                -------         -----        -------      --------          -----           -------
  Income (loss) before
    income taxes............     (2,968)         (286)        (3,541)        1,849           (315)           (5,261)
  Income taxes (benefit)....       (347)           --             --            --             --              (347)
                                -------         -----        -------      --------          -----           -------
  Income (loss)
    from continuing
    operations..............    $(2,621)        $(286)       $(3,541)     $  1,849          $(315)          $(4,914)
                                =======         =====        =======      ========          =====           =======

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)

                                                                       CITADEL       ADJUSTMENTS FOR
                                                                    BROADCASTING         PENDING
                                     ACTUAL      ADJUSTMENTS FOR   AS ADJUSTED FOR    ACQUISITIONS      PRO FORMA
                                    CITADEL         COMPLETED         COMPLETED        AND PENDING       CITADEL
                                  BROADCASTING    TRANSACTIONS      TRANSACTIONS       DISPOSITION     BROADCASTING
                                  ------------   ---------------   ---------------   ---------------   ------------
Net revenue.....................    $60,025         $ 34,056          $ 94,081           $ 5,340         $ 99,421
Station operating expenses......     43,306           22,873            66,179             2,020           68,199
Depreciation and amortization...      9,563           12,344            21,907             5,712           27,619
Corporate general and
  administrative................      2,562             (334)            2,228             1,087            3,315
                                    -------         --------          --------           -------         --------
  Operating expenses............     55,431           34,883            90,314             8,819           99,133
                                    -------         --------          --------           -------         --------
Operating income (loss).........      4,594             (827)            3,767            (3,479)             288
Interest expense................      8,214            4,731            12,945             4,525           17,470
Other (income) expense, net.....       (401)              --              (401)               --             (401)
                                    -------         --------          --------           -------         --------
Income (loss) before income
  taxes.........................     (3,219)          (5,558)           (8,777)           (8,004)         (16,781)
Income taxes (benefit)..........       (105)            (519)             (624)             (347)            (971)
Dividend requirement for
  exchangeable preferred
  stock.........................     (3,276)          (7,225)          (10,501)               --          (10,501)
                                    -------         --------          --------           -------         --------
Income (loss) from continuing
  operations applicable to
  common shares.................    $(6,390)        $(12,264)         $(18,654)          $(7,657)        $(26,311)
                                    =======         ========          ========           =======         ========

     In reviewing the information contained in the table above, you should note the following:

     (1) ADJUSTMENTS FOR COMPLETED TRANSACTIONS. The data in the Adjustments for Completed Transactions column represent the net effect of the following transactions as if each had taken place on January 1, 1997:

      --  the acquisition of Tele-Media Broadcasting Company,

      -- the acquisitions of KENZ-FM, KBER-FM, KBEE-FM and KFNZ-AM in Salt Lake City,

      --  the acquisition of KNHK-FM in Reno,

      --  the acquisition of KTHK-FM in Tri-Cities,

      --  the acquisitions of WXEX-FM and WHKK-FM in Providence,

      -- the acquisitions of KARN-AM, KARN-FM, KKRN-FM, KRNN-AM, KIPR-FM, KOKY-FM, KLAL-FM, KLIH-AM, KURB-FM, KVLO-FM and a station that is not yet operational, KAFN-FM, in Little Rock,

      --  the acquisition of WLEV-FM in Allentown/Bethlehem,

      --  the disposition of WEST-AM in Allentown/Bethlehem,

      -- the acquisitions of WEMR-AM, WEMR-FM, WCTP-FM, WCTD-FM and WCDL-AM in Wilkes-Barre/Scranton,

      -- the acquisitions of KQFC-FM, KKGL-FM, KBOI-AM, KIZN-FM and KZMG-FM in Boise,

      --  the disposition of WQCY-FM, WMOS-FM, WBJR-FM and WTAD-AM in Quincy,

      --  the acquisition of KAAY-AM and the disposition of KRNN-AM in Little
          Rock,

      -- the acquisition of WKQZ-FM, WMJK-FM, WMJA-FM, WIOG-FM, WGER-FM and WSGW-AM in Saginaw/Bay City,

      -- the completion of the 1997 offerings of the 10-1/4% notes and the exchangeable preferred stock and the use of the net proceeds from these offerings,

      -- the repayment of outstanding borrowings under Citadel Broadcasting's credit facility with the proceeds from Citadel Communications' initial public offering, and

      -- the completion of the offering of the 9-1/4% notes and the use of the net proceeds from the that offering.

     Depreciation and amortization for the acquisitions are based upon preliminary allocations of the purchase price to property and equipment and intangible assets which will be amortized over periods of 1-25 years. Actual depreciation and amortization may differ depending on the final allocation of the purchase price. However, management does not believe these differences will be material.

     Prior to the acquisition dates, Citadel Broadcasting operated many of the acquired stations under a joint sales agreement or local marketing agreement. It received fees for such services. The information in the Adjustments for Completed Transactions column includes net revenue and station operating expenses for stations operated under joint sales agreements to reflect ownership of the stations as of January 1, 1997. Net revenue and station expenses for stations operated under local marketing agreements are included in Citadel Broadcasting's historical consolidated financial statements. For those stations operated under joint sales agreements or local marketing agreements and subsequently acquired, associated fees and redundant expenses were eliminated and estimated occupancy costs were included to adjust the results of operations to reflect ownership of the stations as of January 1, 1997.

     The table below provides a breakdown of the components in the Adjustments for Completed Transactions column. As you review this table, you should note the following:

      --  Dollars in the table are shown in thousands,

      -- The data in the Actual Tele-Media column represent the unaudited historical results of Tele-Media for the period January 1, 1997 through July 3, 1997, including the historical operating results of Wilkes-Barre/Scranton stations acquired by Tele-Media in February and April 1997 which had been operated under local marketing and joint sales agreements since December 1996. The operating results of Tele-Media are included in Citadel Broadcasting's results of operations beginning July 4, 1997, the date of acquisition,

      -- The data in the 1997 Little Rock Acquisitions column reflect the acquisitions of KARN-AM, KARN-FM, KKRN-FM, KRNN-AM, KIPR-FM, KOKY-FM, KLAL-FM, KLIH-AM, KURB-FM, KVLO-FM and a station that is not yet operational, KAFN-FM, in Little Rock,

      -- The data in the Other Transactions column give effect to the following transactions as if each had taken place on January 1, 1997:

           -- the acquisitions of KENZ-FM, KBER-FM, KBEE-FM and KFNZ-AM in Salt Lake City, KNHK-FM in Reno, KTHK-FM in Tri-Cities, WXEX-FM and WHKK-FM in Providence, WLEV-FM in Allentown/Bethlehem, WEMR-AM, WEMR-FM, WCTP-FM, WCTD-FM and WCDL-AM in Wilkes-Barre/Scranton, KQFC-FM, KKGL-FM, KBOI-AM, KIZN-FM and KZMG-FM in Boise, and WKQZ-FM, WMJK-FM, WMJA-FM, WIOG-FM, WGER-FM and WSGW-AM in Saginaw/Bay City,

           -- the disposition of WEST-AM in Allentown/Bethlehem and WQCY-FM, WMOS-FM, WBJR-FM and WTAD-AM in Quincy, and

           -- the acquisition of KAAY-AM and the disposition of KRNN-AM in Little Rock,

      -- The data in the Repayment of Credit Facility column reflect the repayment of outstanding borrowings under Citadel Broadcasting's credit facility with the proceeds from Citadel Communications' initial public offering, and

      -- The data in the Offering of 9-1/4% Notes column reflect the recording of the net increase in interest expense and the amortization of deferred financing costs of $4.0 million related to the 9-1/4% notes.

                                                                                           OFFERINGS
                                               PRO FORMA                                   OF 10-1/4%
                                              ADJUSTMENTS                                  NOTES AND
                                                  FOR           1997                      EXCHANGEABLE   REPAYMENT OF
                                 ACTUAL       TELE-MEDIA    LITTLE ROCK       OTHER        PREFERRED      THE CREDIT
                               TELE-MEDIA     ACQUISITION   ACQUISITIONS   TRANSACTIONS      STOCK         FACILITY
                              -------------   -----------   ------------   ------------   ------------   ------------
Net revenue.................     $16,241        $    --        $5,293        $12,522        $    --        $    --
Station operating
  expenses..................      12,679           (573)(a)     2,710          8,057             --             --
Depreciation and
  amortization..............       2,208          2,278 (b)     2,037          5,821             --             --
Corporate general and
  administrative............         454           (788)(c)        --             --             --             --
                                 -------        -------        ------        -------        -------        -------
  Operating expenses........      15,341            917         4,747         13,878             --             --
                                 -------        -------        ------        -------        -------        -------
Operating income (loss).....         900           (917)          546         (1,356)            --             --
Interest expense............      10,375           (708)(d)       591          5,869         (7,298)(e)     (6,730)
                                 -------        -------        ------        -------        -------        -------
Income (loss) before income
  taxes.....................      (9,475)          (209)          (45)        (7,225)         7,298          6,730
Income taxes (benefit)......          --           (519)           --             --             --             --
Dividend requirement for
  exchangeable preferred
  stock.....................          --             --            --             --         (7,225)(f)         --
                                 -------        -------        ------        -------        -------        -------
Income (loss) from
  continuing operations.....     $(9,475)       $   310        $  (45)       $(7,225)       $    73        $ 6,730
                                 =======        =======        ======        =======        =======        =======



                              OFFERING OF     COMPLETED
                              9-1/4% NOTES   TRANSACTIONS
                              ------------   ------------
Net revenue.................    $    --        $ 34,056
Station operating
  expenses..................         --          22,873
Depreciation and
  amortization..............         --          12,344
Corporate general and
  administrative............         --            (334)
                                -------        --------
  Operating expenses........         --          34,883
                                -------        --------
Operating income (loss).....         --            (827)
Interest expense............      2,632           4,731
                                -------        --------
Income (loss) before income
  taxes.....................     (2,632)         (5,558)
Income taxes (benefit)......         --            (519)
Dividend requirement for
  exchangeable preferred
  stock.....................         --          (7,225)
                                -------        --------
Income (loss) from
  continuing operations.....    $(2,632)       $(12,264)
                                =======        ========

---------------

    (a) Includes the elimination of $115,000 of expenses to reflect lower fees, as a percentage of national advertising sales, paid by Citadel Broadcasting to a national representative for national advertising and the elimination of $211,000 of local marketing agreement and joint sales agreement fees related to the Wilkes-Barre/Scranton stations and $247,000 of expenses associated with the litigation between Citadel Broadcasting and Tele-Media. Had the Tele-Media acquisition occurred on January 1, 1997, these expenses would not have been incurred.

    (b) Reflects increased depreciation and amortization resulting from the purchase price allocation.

    (c) Reflects the elimination of the management fees paid to affiliates by Tele-Media of $454,000 and the recording of corporate overhead of $200,000 which represents Citadel Broadcasting's estimate of the incremental expense necessary to oversee the Tele-Media stations and the elimination of $534,000 of expenses associated with the litigation between Citadel Broadcasting and Tele-Media. Had the 1997 offering of the 10-1/4% notes and the exchangeable preferred stock and the Tele-Media acquisition occurred on January 1, 1997, these expenses would not have been incurred.

    (d) Reflects the elimination of Tele-Media interest expense of $5.5 million and the recording of interest expense of $4.8 million that would have been incurred if the acquisition of Tele-Media had occurred on January 1, 1997.

    (e) Reflects the reduction of Citadel Broadcasting's pro forma interest expense, the recording of interest expense related to the 10-1/4% notes and recording of the amortization of deferred financing costs of $3.3 million related to the 10-1/4% notes.

    (f) Reflects the recording of the dividends related to the exchangeable preferred stock as if the 1997 offerings of the 10-1/4% notes and the exchangeable preferred stock had taken place on January 1, 1997.

     (2) ADJUSTMENTS FOR PENDING ACQUISITIONS AND PENDING DISPOSITION. The data in the Adjustments for Pending Acquisitions and Pending Disposition represent the net effect of the following transactions as if each had taken place on January 1, 1997:

      -- the acquisition of KQXL-FM, WXOK-AM, WEMX-FM, WKJN-FM, WIBR-AM in Baton Rouge and KFXZ-FM, KRRQ-FM, KNEK-AM and KNEK-FM in Lafayette,

      --  the acquisition of WHYL-AM and WHYL-FM in Harrisburg/Carlisle,

      -- the acquisition of WSSX-FM, WWWZ-FM, WMGL-FM, WSUY-FM, WNKT-FM, WTMA-AM, WTMZ-AM and WXTC-AM in Charleston, WHWK-FM, WYOS-FM, WAAL-FM, WNBF-AM and WKOP-AM in Binghamton, WMDH-FM and WMDH-AM in Muncie and WWKI-FM in Kokomo, and

      -- the disposition of KKTT-FM, KEHK-FM and KUGN-AM in Eugene, KAKT-FM, KBOY-FM, KCMX-FM, KTMT-FM, KCMX-AM and KTMT-AM in Medford, KEYW-FM, KORD-FM, KXRX-FM, KTHK-FM and KFLD-AM in Tri-Cities, KCTR-FM, KKBR-FM, KBBB-FM, KMHK-FM and KBUL-AM in Billings, WQKK-FM and WGLU-FM in Johnstown and WQWK-FM, WNCL-FM, WRSC-AM and WBLF-AM in State College.

     Depreciation and amortization for such acquisitions are based upon preliminary allocations of the purchase price to property and equipment and intangible assets which will be amortized over periods of 1-25 years. Actual depreciation and amortization may differ depending on the final allocation of the purchase price. However, management does not believe these differences will be material.

     The table below provides a breakdown of the components in the Adjustments for Pending Acquisitions and Pending Disposition column. As you review this table, you should note that dollars in the table are shown in thousands.

                                                                      CHARLESTON/                                  PENDING
                                        BATON ROUGE/                  BINGHAMTON/                                ACQUISITIONS
                                         LAFAYETTE      CARLISLE     MUNCIE/KOKOMO     PENDING                   AND PENDING
                                        ACQUISITION    ACQUISITION    ACQUISITION    DISPOSITION   ADJUSTMENTS   DISPOSITION
                                        ------------   -----------   -------------   -----------   -----------   ------------
   Net revenue.......................     $ 4,368        $  670         $11,052       $(10,750)       $  --        $  5,340
   Station operating
     expenses........................       3,323           392           8,156         (9,564)        (287)(a)       2,020
   Depreciation and amortization.....       2,380           223           4,025           (916)          --           5,712
   Corporate general and
     administrative..................          --            --              --           (113)       1,200 (b)       1,087
                                          -------        ------         -------       --------        -----        --------
     Operating expenses..............       5,703           615          12,181        (10,593)         913           8,819
   Operating income (loss)...........      (1,335)           55          (1,129)          (157)        (913)         (3,479)
   Interest expense..................       2,088           285           3,797         (1,645)          --           4,525
                                          -------        ------         -------       --------        -----        --------
   Income (loss) before income
     taxes...........................      (3,423)         (230)         (4,926)         1,488         (913)         (8,004)
   Income taxes (benefit)............        (347)           --              --             --           --            (347)
                                          -------        ------         -------       --------        -----        --------
   Income (loss) from continuing
     operations......................     $(3,076)       $ (230)        $(4,926)      $  1,488        $(913)       $ (7,657)
                                          =======        ======         =======       ========        =====        ========

---------------

    (a) Includes the elimination of $155,000 of expenses to reflect lower fees, as a percentage of national advertising sales, paid by Citadel Broadcasting to a national representative for national advertising and the elimination of $132,000 of station management expenses.

    (b) Reflects increased corporate overhead to administer additional stations.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)

                                                                         CITADEL       ADJUSTMENTS FOR
                                                                      BROADCASTING         PENDING
                                       ACTUAL      ADJUSTMENTS FOR   AS ADJUSTED FOR    ACQUISITIONS      PRO FORMA
                                      CITADEL         COMPLETED         COMPLETED        AND PENDING       CITADEL
                                    BROADCASTING    TRANSACTIONS      TRANSACTIONS       DISPOSITION     BROADCASTING
                                    ------------   ---------------   ---------------   ---------------   ------------
Net revenue.......................    $ 89,803        $ 36,566          $126,369          $  8,418         $134,787
Station operating expenses........      65,245          23,161            88,406             2,511           90,917
Depreciation and amortization.....      14,636          14,156            28,792             7,616           36,408
Corporate general and
  administrative..................       3,530            (334)            3,196             1,450            4,646
                                      --------        --------          --------          --------         --------
     Operating expenses...........      83,411          36,983           120,394            11,577          131,971
                                      --------        --------          --------          --------         --------
Operating income (loss)...........       6,392            (417)            5,975            (3,159)           2,816
Interest expense..................      12,304           5,227            17,531             6,033           23,564
Other (income) expense, net.......        (451)             --              (451)               --             (451)
                                      --------        --------          --------          --------         --------
Income (loss) before income
  taxes...........................      (5,461)         (5,644)          (11,105)           (9,192)         (20,297)
Income taxes (benefit)............        (770)         (1,048)           (1,818)             (463)          (2,281)
Dividend requirement for
  exchangeable preferred stock....      (6,633)         (7,225)          (13,858)               --          (13,858)
                                      --------        --------          --------          --------         --------
Income (loss) from continuing
  operations applicable to common
  shares..........................    $(11,324)       $(11,821)         $(23,145)         $ (8,729)        $(31,874)
                                      ========        ========          ========          ========         ========

     In reviewing the information contained in the table above, you should note the following:

     (1) ADJUSTMENTS FOR COMPLETED TRANSACTIONS. The data in the Adjustments for Completed Transactions column represent the net effect of the following transactions as if each had taken place on January 1, 1997:

           --  the acquisition of Tele-Media Broadcasting Company,

           -- the acquisitions of KENZ-FM, KBER-FM, KBEE-FM and KFNZ-AM in Salt Lake City,

           --  the acquisition of KNHK-FM in Reno,

           --  the acquisition of KTHK-FM in Tri-Cities,

           --  the acquisitions of WXEX-FM and WHKK-FM in Providence,

           -- the acquisitions of KARN-AM, KARN-FM, KKRN-FM, KRNN-AM, KIPR-FM, KOKY-FM, KLAL-FM, KLIH-AM, KURB-FM, KVLO-FM and a station that is not yet operational, KAFN-FM, in Little Rock,

           --  the acquisition of WLEV-FM in Allentown/Bethlehem,

           --  the disposition of WEST-AM in Allentown/Bethlehem,

           -- the acquisitions of WEMR-AM, WEMR-FM, WCTP-FM, WCTD-FM and WCDL-AM in Wilkes-Barre/Scranton,

           -- the acquisitions of KQFC-FM, KKGL-FM, KBOI-AM, KIZN-FM and KZMG-FM in Boise,

           -- the disposition of WQCY-FM, WMOS-FM, WBJR-FM and WTAD-AM in Quincy,

           -- the acquisition of KAAY-AM and the disposition of KRNN-AM in Little Rock,

           -- the acquisition of WKQZ-FM, WMJK-FM, WMJA-FM, WIOG-FM, WGER-FM and WSGW-AM in Saginaw/Bay City,

           -- the completion of the 1997 offerings of the 10-1/4% notes and the exchangeable preferred stock and the use of the net proceeds from these offerings,

           -- the repayment of outstanding borrowings under Citadel Broadcasting's credit facility with the proceeds from Citadel Communications' initial public offering, and

           -- the completion of the offering of the 9-1/4% notes and the use of the net proceeds from the that offering.

     Net revenue and station expenses for stations operated under local marketing agreements are included in Citadel Broadcasting's historical consolidated financial statements. For those stations operated under joint sales agreements or local marketing agreements and subsequently acquired, associated fees and redundant expenses were eliminated and estimated occupancy costs were included to adjust the results of operations to reflect ownership of the stations as of January 1, 1997.

     The table below provides a breakdown of the components in the Adjustments for Completed Transactions column. As you review this table, you should note the following:

           --  Dollars in the table below are shown in thousands,

           -- The data in the Actual Tele-Media column represent the unaudited historical results of Tele-Media for the period January 1, 1997 through July 3, 1997, including the historical operating results of Wilkes-Barre/Scranton stations acquired by Tele-Media in February and April 1997 which had been operated under local marketing and joint sales agreements since December 1996. The operating results of Tele-Media are included in Citadel Broadcasting's results of operations beginning July 4, 1997, the date of acquisition,

           -- The data in the 1997 Little Rock Acquisitions column reflect the acquisitions of KARN-AM, KARN-FM, KKRN-FM, KRNN-AM, KIPR-FM, KOKY-FM, KLAL-FM, KLIH-AM, KURB-FM, KVLO-FM and a station that is not yet operational, KAFN-FM, in Little Rock,

           -- The data in the Other Transactions column give effect to the following transactions as if each had taken place on January 1, 1997:

                -- the acquisitions of KENZ-FM, KBER-FM, KBEE-FM and KFNZ-AM in Salt Lake City, KNHK-FM in Reno, KTHK-FM in Tri-Cities, WXEX-FM and WHKK-FM in Providence, WLEV-FM in Allentown/Bethlehem, WEMR-AM, WEMR-FM, WCTP-FM, WCTD-FM and WCDL-AM in Wilkes-Barre/Scranton, KQFC-FM, KKGL-FM, KBOI-AM, KIZN-FM and KZMG-FM in Boise, and WKQZ-FM, WMJK-FM, WMJA-FM, WIOG-FM, WGER-FM and WSGW-AM in Saginaw/Bay City,

                -- the disposition of WEST-AM in Allentown/Bethlehem and WQCY-FM, WMOS-FM, WBJR-FM and WTAD-AM in Quincy, and

                -- the acquisition of KAAY-AM and the disposition of KRNN-AM in Little Rock, and

           -- The data in the Offering of 9-1/4% Notes column reflect the recording of the net increase in interest expense and the amortization of deferred financing costs of $4.0 million related to the 9-1/4% notes.

                                                                                    OFFERINGS
                                                                                    OF 10-1/4%
                                       ADJUSTMENTS                                  NOTES AND
                                           FOR           1997                      EXCHANGEABLE   REPAYMENT     OFFERING
                            ACTUAL     TELE-MEDIA    LITTLE ROCK       OTHER        PREFERRED     OF CREDIT        OF
                          TELE-MEDIA   ACQUISITION   ACQUISITIONS   TRANSACTIONS      STOCK       FACILITY    9-1/4% NOTES
                          ----------   -----------   ------------   ------------   ------------   ---------   ------------
Net revenue.............   $16,241       $   --        $ 5,596        $14,729        $    --       $    --      $    --
Station operating
  expenses..............    12,679         (573)(a)      2,835          8,220             --            --           --
Depreciation and
  amortization..........     2,208        2,278 (b)      2,358          7,312             --            --           --
Corporate general and
  administrative........       454         (788)(c)         --             --             --            --           --
                           -------       ------        -------        -------        -------       -------      -------
  Operating
    expenses............    15,341          917          5,193         15,532             --            --           --
                           -------       ------        -------        -------        -------       -------      -------
Operating income
  (loss)................       900         (917)           403           (803)            --            --           --
Interest expense........    10,375         (708)(d)        591          7,732         (7,298)(e)    (8,974)(g)    3,509
                           -------       ------        -------        -------        -------       -------      -------
Income (loss) before
  income taxes..........    (9,475)        (209)          (188)        (8,535)         7,298         8,974       (3,509)
Income taxes
  (benefit).............        --         (519)          (225)          (304)            --            --           --
Dividend requirement for
  exchangeable preferred
  stock.................        --           --             --             --         (7,225)(f)        --           --
                           -------       ------        -------        -------        -------       -------      -------
Income (loss) from
  continuing
  operations............   $(9,475)      $  310        $    37        $(8,231)       $    73       $ 8,974      $(3,509)
                           =======       ======        =======        =======        =======       =======      =======


                           COMPLETED
                          TRANSACTIONS
                          ------------
Net revenue.............    $ 36,566
Station operating
  expenses..............      23,161
Depreciation and
  amortization..........      14,156
Corporate general and
  administrative........        (334)
                            --------
  Operating
    expenses............      36,983
                            --------
Operating income
  (loss)................        (417)
Interest expense........       5,227
                            --------
Income (loss) before
  income taxes..........      (5,644)
Income taxes
  (benefit).............      (1,048)
Dividend requirement for
  exchangeable preferred
  stock.................      (7,225)
                            --------
Income (loss) from
  continuing
  operations............    $(11,821)
                            ========

---------------

    (a) Includes the elimination of $115,000 of expenses to reflect lower fees, as a percentage of national advertising sales, paid by Citadel Broadcasting to a national representative for national advertising, the elimination of $211,000 of local marketing agreement and joint sales agreement fees related to the Wilkes-Barre/Scranton stations and the elimination of $247,000 of expenses associated with the litigation between Citadel Broadcasting and Tele-Media. Had the Tele-Media acquisition occurred on January 1, 1997, these expenses would not have been incurred.

    (b) Reflects increased depreciation and amortization resulting from the purchase price allocation.

    (c) Reflects the elimination of the management fees paid to affiliates by Tele-Media of $454,000 and the recording of corporate overhead of $200,000 which represents Citadel Broadcasting's estimate of the incremental expense necessary to oversee the Tele-Media stations and the elimination of $534,000 of expenses associated with the litigation between Citadel Broadcasting and Tele-Media. Had the 1997 offerings of the 10-1/4 notes and the exchangeable preferred stock and the Tele-Media acquisition occurred on January 1, 1997, these expenses would not have been incurred.

    (d) Reflects the elimination of Tele-Media interest expense of $5.5 million and the recording of interest expense of $4.8 million that would have been incurred if the acquisition of Tele-Media had occurred on January 1, 1997.

    (e) Reflects the reduction of Citadel Broadcasting's pro forma interest expense, the recording of interest expense related to the 10-1/4% notes and the amortization of deferred financings costs of $3.3 million related to the 10-1/4% notes.

    (f) Reflects the recording of the dividends on the exchangeable preferred stock as if the 1997 offerings of the 10-1/4% notes and the exchangeable preferred stock had taken place on January 1, 1997.

    (g) Reflects the reduction of interest expense due to the pay down of Citadel Broadcasting's credit facility with the proceeds received from Citadel Communications' initial public offering.

     (2) ADJUSTMENTS FOR PENDING ACQUISITIONS AND PENDING DISPOSITION. The data in the Adjustments for Pending Acquisitions and Pending Disposition column represent the net effect of the following transactions as if each had taken place on January 1, 1997:

           -- the acquisition of KQXL-FM, WXOK-AM, WEMX-FM, WKJN-FM, WIBR-AM in Baton Rouge and KFXZ-FM, KRRQ-FM, KNEK-AM and KNEK-FM in Lafayette,

           --  the acquisition of WHYL-AM and WHYL-FM in Harrisburg/Carlisle,

           -- the acquisition of WSSX-FM, WWWZ-FM, WMGL-FM, WSUY-FM, WNKT-FM, WTMA-AM, WTMZ-AM and WXTC-AM in Charleston, WHWK-FM, WYOS-FM, WAAL-FM, WNBF-AM and WKOP-AM in Binghamton, WMDH-FM and WMDH-AM in Muncie and WWKI-FM in Kokomo, and

           -- the disposition of KKTT-FM, KEHK-FM and KUGN-AM in Eugene, KAKT-FM, KBOY-FM, KCMX-FM, KTMT-FM, KCMX-AM and KTMT-AM in Medford, KEYW-FM, KORD-FM, KXRX-FM, KTHK-FM and KFLD-AM in Tri-Cities, KCTR-FM, KKBR-FM, KBBB-FM, KMHK-FM and KBUL-AM in Billings, WQKK-FM and WGLU-FM in Johnstown and WQWK-FM, WNCL-FM, WRSC-AM and WBLF-AM in State College.

     Depreciation and amortization for the acquisitions are based upon preliminary allocations of the purchase price to property and equipment and intangible assets which will be amortized over periods of 1- 25 years. Actual depreciation and amortization may differ depending on the final allocation of the purchase price. However, management does not believe these differences will be material.

     The table below provides a breakdown of the components in the Adjustments for Pending Acquisitions and Pending Disposition column. As you review this table, you should note that dollars in the table are shown in thousands.

                                                                     CHARLESTON/                                  PENDING
                                       BATON ROUGE/                  BINGHAMTON/                                ACQUISITIONS
                                        LAFAYETTE      CARLISLE     MUNCIE/KOKOMO     PENDING                   AND PENDING
                                       ACQUISITION    ACQUISITION    ACQUISITION    DISPOSITION   ADJUSTMENTS   DISPOSITION
                                       ------------   -----------   -------------   -----------   -----------   ------------
    Net revenue......................    $ 6,064        $  899         $16,002       $(14,547)      $    --       $ 8,418
    Station operating expenses.......      4,649           528          10,917        (13,203)         (380)(a)     2,511
    Depreciation and amortization....      3,173           297           5,367         (1,221)           --         7,616
    Corporate general and
      administrative.................         --            --              --           (150)        1,600 (b)     1,450
                                         -------        ------         -------       --------       -------       -------
      Operating expenses.............      7,822           825          16,284        (14,574)        1,220        11,577
    Operating income (loss)..........     (1,758)           74            (282)            27        (1,220)       (3,159)
    Interest expense.................      2,784           380           5,063         (2,194)           --         6,033
                                         -------        ------         -------       --------       -------       -------
    Income (loss) before income
      taxes..........................     (4,542)         (306)         (5,345)         2,221        (1,220)       (9,192)
    Income taxes (benefit)...........       (463)           --              --             --            --          (463)
                                         -------        ------         -------       --------       -------       -------
    Income (loss) from continuing
      operations.....................    $(4,079)       $ (306)        $(5,345)      $  2,221       $(1,220)      $(8,729)
                                         =======        ======         =======       ========       =======       =======

---------------

    (a) Includes the elimination of $204,000 of expenses to reflect lower fees, as a percentage of national advertising sales, paid by Citadel Broadcasting to a national representative for national advertising and the elimination of $176,000 of station management expenses.

    (b) Reflects increased corporate overhead to administer additional stations.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                               SEPTEMBER 30, 1998
                             (DOLLARS IN THOUSANDS)

                                                      ACQUISITION OF                 ADJUSTMENTS FOR
                                                         KAAY-AM                         PENDING
                            ACTUAL      ADJUSTMENTS        AND          SAGINAW/      ACQUISITIONS       ADJUSTMENTS
                           CITADEL        FOR THE     DISPOSITION OF    BAY CITY       AND PENDING     FOR OFFERING OF
                         BROADCASTING   QUINCY SALE      KRNN-AM       ACQUISITION     DISPOSITION      9-1/4% NOTES
                         ------------   -----------   --------------   -----------   ---------------   ---------------
ASSETS
Cash and cash
  equivalents..........    $  7,407       $    --        $(4,909)       $     --        $(17,000)         $ 21,774
Accounts and notes
  receivable, net......      32,044           250             80              --           1,000                --
Prepaid expenses.......       3,287            --             --              --              --                --
                           --------       -------        -------        --------        --------          --------
Total current assets...      42,738           250         (4,829)             --         (16,000)           21,774
Property and equipment,
  net..................      36,834          (375)           220           5,000           5,324                --
Intangible assets,
  net..................     290,405        (1,087)         4,620          30,000         100,404                --
Other assets...........       3,376            --             --              --              (1)            4,000 (1)
                           --------       -------        -------        --------        --------          --------
                           $373,353       $(1,212)       $    11        $ 35,000        $ 89,727          $ 25,774
                           ========       =======        =======        ========        ========          ========
LIABILITIES AND
  SHAREHOLDER'S EQUITY
Accounts payable and
  accrued
  liabilities..........    $ 11,399       $    --        $    11        $     --        $     --          $     --
Current maturities of
  other long-term
  obligations..........         282            --             --              --             (12)               --
                           --------       -------        -------        --------        --------          --------
Total current
  liabilities..........      11,681            --             11              --             (12)               --
                           --------       -------        -------        --------        --------          --------
Notes payable, less
  current maturities...      18,726        (2,000)            --          35,000          71,500           (89,226)(2)
10-1/4% Notes..........      98,461            --             --              --              --                --
9-1/4% Notes...........          --            --             --              --              --           115,000
Other long-term
  obligations, less
  current maturities...       1,011            --             --              --           1,485                --
Deferred tax
  liability............      25,306            --             --              --           6,949                --
Exchangeable preferred
  stock................     112,965            --             --              --              --                --
Shareholder's equity:
  Common stock and
     additional paid-in
     capital...........     137,648            --             --              --              --                --
  Accumulated
     deficit...........     (32,445)          788             --              --           9,805                --
                           --------       -------        -------        --------        --------          --------
                           $373,353       $(1,212)       $    11        $ 35,000        $ 89,727          $ 25,774
                           ========       =======        =======        ========        ========          ========


                          PRO FORMA
                           CITADEL
                         BROADCASTING
                         ------------
ASSETS
Cash and cash
  equivalents..........    $  7,272
Accounts and notes
  receivable, net......      33,374
Prepaid expenses.......       3,287
                           --------
Total current assets...      43,933
Property and equipment,
  net..................      47,003
Intangible assets,
  net..................     424,342
Other assets...........       7,375
                           --------
                           $522,653
                           ========
LIABILITIES AND
  SHAREHOLDER'S EQUITY
Accounts payable and
  accrued
  liabilities..........    $ 11,410
Current maturities of
  other long-term
  obligations..........         270
                           --------
Total current
  liabilities..........      11,680
                           --------
Notes payable, less
  current maturities...      34,000
10-1/4% Notes..........      98,461
9-1/4% Notes...........     115,000
Other long-term
  obligations, less
  current maturities...       2,496
Deferred tax
  liability............      32,255
Exchangeable preferred
  stock................     112,965
Shareholder's equity:
  Common stock and
     additional paid-in
     capital...........     137,648
  Accumulated
     deficit...........     (21,852)
                           --------
                           $522,653
                           ========

---------------

(1) Reflects the discount to Prudential Securities Incorporated and BT Alex. Brown Incorporated, the initial purchasers of the 9-1/4% notes, and the expenses of the offering of the 9-1/4% notes.

(2) Reflects the repayment of borrowings under Citadel Broadcasting's credit facility.

     In reviewing the information contained in the table above, you should note the following:

     (1) ADJUSTMENTS FOR PENDING ACQUISITIONS AND PENDING DISPOSITION. The data in the Adjustments for Pending Acquisitions and Pending Disposition column represent the net effect of the following transactions as if each had taken place on September 30, 1998:

           -- the acquisition of KQXL-FM, WXOK-AM, WEMX-FM, WKJN-FM, WIBR-AM in Baton Rouge and KFXZ-FM, KRRQ-FM, KNEK-AM and KNEK-FM in Lafayette,

           --  the acquisition of WHYL-AM and WHYL-FM in Harrisburg/Carlisle,

           -- the acquisition of WSSX-FM, WWWZ-FM, WMGL-FM, WSUY-FM, WNKT-FM, WTMA-AM, WTMZ-AM and WXTC-AM in Charleston, WHWK-FM, WYOS-FM, WAAL-FM, WNBF-AM and WKOP-AM in Binghamton, WMDH-FM and WMDH-AM in Muncie and WWKI-FM in Kokomo, and

           -- the disposition of KKTT-FM, KEHK-FM and KUGN-AM in Eugene, KAKT-FM, KBOY-FM, KCMX-FM, KTMT-FM, KCMX-AM and KTMT-AM in Medford, KEYW-FM, KORD-FM, KXRX-FM, KTHK-FM and KFLD-AM in Tri-Cities, KCTR-FM, KKBR-FM, KBBB-FM, KMHK-FM and KBUL-AM in Billings, WQKK-FM and WGLU-FM in Johnstown and WQWK-FM, WNCL-FM, WRSC-AM and WBLF-AM in State College.

     (2) ADJUSTMENTS FOR THE OFFERING OF 9-1/4% NOTES. The data in the Adjustments for the Offering of 9-1/4% Notes column represent the issuance of the 9-1/4% notes and the application of the net proceeds from the offering of the 9-1/4% notes.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CITADEL BROADCASTING COMPANY


  February  17, 1999                 /s/  Lawrence R. Wilson
--------------------------------     ----------------------------------
                                     Lawrence R. Wilson, Chairman and
                                     Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                            Description of Exhibit
------                            ----------------------

10.1 Thirteenth Amendment to Loan Instruments dated as of January 4, 1999 among Citadel Broadcasting Company, Citadel License, Inc., Citadel Communications Corporation, FINOVA Capital Corporation and the Lenders party thereto (incorporated by reference to Exhibit 10.32 to Citadel Broadcasting Company's Amendment No. 1 to Registration Statement No.
                  333-69009 on Form S-4)

10.2 Fourteenth Amendment to Loan Instruments dated as of February 9, 1999 among Citadel Broadcasting Company, Citadel License, Inc., Citadel Communications Corporation, FINOVA Capital Corporation and the Lenders party thereto (incorporated by reference to Exhibit 10.33 to Citadel Broadcasting Company's Amendment No. 3 to Registration Statement No.
                  333-69009 on Form S-4)